HOLLYWOOD PRODUCTIONS, INC.
                               14 East 60th Street
                            New York, New York 10022

                           NOTICE OF ANNUAL MEETING OF
                    SHAREHOLDERS To Be Held on June 30, 1997


To the Shareholders of HOLLYWOOD PRODUCTIONS, INC.

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of HOLLYWOOD PRODUCTIONS, INC. (the "Corporation") will be held at the Corporation's offices located at 14 East 60th Street, New York, New York, on June 30, 1997, at 10:00 a.m. Eastern time, for the following purposes:

     1. To elect three (3) Directors to the Corporation's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified;

     2. To ratify an amendment to the Corporation's Senior Management Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 250,000 to 750,000;

     3. To ratify the proposal to approve the Corporation's Non-Executive Director Stock Option Plan; and

     4. To transact such other business as properly may be brought before the meeting or an adjournment thereof.

         The close of business on May 5, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy automatically will be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                              By order of the Board of Directors

                                                       Robert DiMilia, Secretary
Dated: June 10, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                           HOLLYWOOD PRODUCTIONS, INC.
                               14 East 60th Street
                            New York, New York 10022

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                           To Be Held on June 30, 1997


          This proxy statement and the accompanying form of proxy were mailed on June 10, 1997 to the stockholders of record (as of May 5, 1997) of Hollywood Productions, Inc., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held on June 30, 1997 and at any adjournment thereof.

                SOLICITATION, VOTING, AND REVOCABILITY OF PROXIES

          Shares of the Corporation's common stock, par value $.001 per share (the "Common Stock"), represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR (i) the election of three (3) persons nominated by the Board of Directors as directors; (ii) the ratification of an amendment to the Corporation's Senior Management Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 250,000 to 750,000 shares; and (iii) the ratification of the proposal to approve the Corporation's Non-Executive Director Stock Option Plan.

         Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by notifying the Secretary of the Corporation, either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. An affirmative vote of a plurality of the shares of Common Stock present, in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to elect the Directors. A stockholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on the election of Directors shall not be considered present and entitled to vote on the election of Directors. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter, and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on any such matter shall not be considered present and entitled to vote thereon.

          The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its Executive Officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements, and other material to the beneficial owners of the Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

         The Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 including audited financial statements, accompanies this proxy statement.

        The principal executive offices of the Corporation are located at 14 East 60th Street, New York, New York 10022; the Corporation's telephone number is (212) 688-9223.

Independent Public Accountants

         The Board of Directors of the Corporation has selected Scarano & Lipton, P.C., Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending December 31, 1997. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Scarano & Lipton, P.C. consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Scarano & Lipton, P.C. are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and answer appropriate questions.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The securities entitled to vote at the meeting are the Common Stock, par value $.01 per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. The close of business on May 5, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof. At that date, 6,092,500 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth information as of May 5, 1997 with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Corporation to be the owner of more than 5% of the outstanding shares of Common Stock; (ii) each Director; and (iii) all Officers and Directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite his name.

Name And Address of                                           Amount and Nature                                    Percent of
Beneficial Owner                                              Of Beneficial Owner                                  Class (1)
----------------------                                        -------------------                                  ---------
European Ventures Corp. (2)                                          6,019,000 (3)                                 78.6%
P.O. Box 47
Road Town, Tortolla, British
Virgin Islands

Harold Rashbaum  (2)                                                 157,500 (4)                                   2.5%
c/o Hollywood Productions, Inc.
14 East 60th Street, Suite 402
New York, New York 10022

Alain A. Le Guillou, M.D. (2)                                         --                                           --
c/o Hollywood Productions, Inc.
14 East 60th Street, Suite 402
New York, New York 10022

Robert DiMilia                                                        50,000 (5)                                   *
c/o Hollywood Productions, Inc.
14 East 60th Street, Suite 402
New York, New York 10022

All Officers and Directors                                            207,500 (5)                                  3.3%
(3 as a Group) (2)-(5)
* Less than 1%

     (1) Does not give effect to the issuance of (i) 4,400,000 shares of Common Stock reserved for issuance upon the exercise of the Warrants; (ii) 240,000 shares of Common Stock reserved for issuance upon the exercise of the underwriter's warrants and the Warrants underlying the underwriter's warrants; and (iii) 250,000 shares of Common Stock reserved for issuance under the Corporation's 1995 Senior Management Incentive Plan, except for the 75,000 shares issued thereunder and the 150,000 shares underlying option grant pursuant thereto.

     (2) Harold Rashbaum is the father-in-law of Ilan Arbel, the sole officer and director of European Ventures Corp. ("EVC").

     (3) Includes 1,568,000 shares of Common Stock issuable upon the exercise of Warrants owned by EVC.

     (4) Includes (i) 50,000 shares of Common Stock under the Senior Management Incentive Plan, pursuant to a vesting schedule, none of which have vested; (ii) 100,000 shares of Common Stock pursuant to an option granted under the Corporation's Senior Management Incentive Plan; and (iii) 7,500 shares issued to H.B.R. Consultants Sales Corp. in September 1996. See "Executive Compensation-Employment and Consulting Agreements" and "Senior Management Incentive Plan."

     (5) Includes 50,000 shares of Common Stock issuable upon the exercise of an option granted to Robert DiMilia under the Corporation's Senior Management Incentive Plan.

Certain Reports

     No person, who during the fiscal year ended June 30, 1996 was a Director, Officer, or beneficial owner of more than ten percent of the Corporation's Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person"), failed to file on a timely basis reports required by
Section 16 of the Act during the most recent fiscal year or prior years. The foregoing is based solely upon a review by the Corporation of (i) Forms 3 and 4 during the most recent fiscal year as furnished to the Corporation under Rule 16a-3(d) under the Act; (ii) Forms 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year; and (iii) any representation received by the Corporation from any reporting person that no Form 5 is required, except as described herein.

         It is expected that the following will be considered at the meeting and that action will be taken thereon:

                            I. ELECTION OF DIRECTORS

          The Board of Directors currently consists of three members elected for a term of one year or until their successors are duly elected and qualified.

          An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon is required to elect the Directors. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

         The following table sets forth, as of June 10, 1997, the three nominees for election as Directors of the Corporation:

                                    Position with Corporation;                  Director
Name                                Principal Occupation and Age                Since

Harold Rashbaum                     President, CEO and Director; 70             1996

Robert DiMilia                      Vice President, Secretary and               1997
                                    Director; 51

Alain A. Le Guillou, M.D.           Director; 40                                1996

         The Directors of the Corporation are elected annually by the stockholders, and the Officers of the Corporation are appointed annually by the Board of Directors. Vacancies on the Board of Directors may be filled by the remaining Directors. Each current Director and Officer will hold office until the next annual meeting of stockholders or until his successor is elected and qualified. All outside Directors receive a Director's fee of $1,000 per month for their participation as Directors. The sole outside Director is Alain D. Le Guillou, M.D. (Harold Rashbaum is the father-in-law of Alain A. Le Guillou, M.D.) The Corporation does not have key man insurance on the lives of any of its Officers or Directors. On January 10, 1997, Robert Melillo and the Corporation mutually agreed to the resignation of Mr. Melillo as the President, Chief Executive Officer, and Director of the Corporation. As of that time, Mr. Rashbaum took over as President and Chief Executive Officer of the Corporation. Mr. Melillo remained a consultant to the Corporation, at a weekly fee of $600, until April 1, 1997.

     Harold Rashbaum has been the President, Chief Executive Officer, and a Director of the Corporation since January 1997. He was elected President and Chief Executive Officer when Robert Melillo, former President and Chief Executive Officer, resigned. From May 1996 to January 1997, Mr. Rashbaum served as Secretary and Treasurer of the Corporation. Also since May 1996, Mr. Rashbaum has served as the Secretary, Treasurer, and a Director of D.L. Productions, Inc. ("DLP"). He became President of DLP in January 1997. Since February 1996, Mr. Rashbaum has also been the President and a Director of H.B.R. Consultant Sales Corp. ("HBR"), of which his wife is the sole stockholder. Mr. Rashbaum has also been a consultant for Play Co. Toys & Entertainment Corp.("Play Co."), a wholesaler and retailer of children's toys, since July 1995. He became Chairman of the Board of Play Co. in September 1996. Prior thereto, from February 1992 to June 1995, Mr. Rashbaum was a consultant to 47th Street Photo, Inc., an electronics retailer. Mr. Rashbaum held this position at the request of the bankruptcy court during the time 47th Street Photo, Inc. was in Chapter 11. From January 1991 to February 1992, Mr. Rashbaum was a consultant for National Wholesale Liquidators, Inc., a major retailer of household goods and housewares.

         Robert DiMilia has been a Director, Vice President, and Secretary of the Corporation since January 10, 1997. Prior thereto, he was a consultant to the Corporation with respect to the production of Dirty Laundry, the Corporation's first motion picture. From March 1995 to May 1996, Mr. DiMilia was a media and marketing consultant in the film industry working on a variety of projects. From 1991 to 1994, Mr. DiMilia was a Vice President for the Bon Bon Group, a national payroll/accounting entertainment service Corporation.

     Alain A. Le Guillou, M.D. has been a Director of the Corporation since May 1996. Since July 1995, Dr. Guillou has been a doctor of pediatrics at Montefiore Medical Group. From July 1992 to June 1995, Dr. Guillou was a pediatric resident at the University of Minnesota, Gillette Hospital, St. Paul, Minnesota. From July 1991 to June 1992, Dr. Guillou was an intern at Montefiore Medical Center, Bronx, New York. Dr. Guillou is the son-in-law of Harold Rashbaum.

Significant Employees

     Dan Stone, 61, Chairman of the Board of Breaking Waves, Inc. from its inception in 1991 until the consummation of the Corporation's acquisition of Breaking Waves, Inc. in September 1996 ("the Acquisition"), became a consultant to the Corporation in September 1996. Mr. Stone has been the President and a Director of D. Stone Industries, Inc. and Dan Stone Industries, Inc. since their inceptions in 1981 and 1991, respectively.

     Malcolm Becker, 61, has been the Vice President of design, merchandising, and production of Breaking Waves, Inc. since its inception in 1991.

     Michael Friedland, 59, has been the Vice President of design, marketing, and sales of Breaking Waves, Inc., since its inception in 1991.

     The Corporation has agreed to indemnify its Officers and Directors with respect to certain liabilities including liabilities which may arise under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, Officers, and controlling persons of the Corporation pursuant to any charter, provision, by-law, contract, arrangement, statute or otherwise, the Corporation has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Corporation of expenses incurred or paid by a Director, Officer, or controlling person of the Corporation in the successful defense of any such action, suit, or proceeding) is asserted by such Director, Officer, or controlling person of the Corporation in connection with the Securities being registered, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act. The Corporation will be governed by the final adjudication of such issue.

Board Meetings, Committees, and Compensation

         During the fiscal year ended December 31, 1996, no meetings of the Board of Directors were held. Actions were taken on six (6) occasions by unanimous written consents of the Board of Directors which consents were obtained in lieu of meetings. The Corporation does not pay its Directors for attendance at meetings of the Board of Directors or committee meetings.

         The Board of Directors recommends that you vote "FOR" the nominees for Directors.


EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, or paid by the Corporation during the period ended December 31, 1996 to each of the named executive officers of the Corporation:

                                                 Summary Compensation Table

                                                                     Securities            Restricted Securities
Name and Principal                                                   Underlying            Underlying                All Other
Position                         Year         Salary($)              Options/SARS ($)      Award                     Compensation
--------                         ----         ---------              ----------------      -----                     ------------

Harold Rashbaum                  1996 (1)         26,000              100,000 (2)          50,000 (3)                   --
Chief Executive Officer
President

Robert Melillo                   1996 (4)         69,200              --                   25,000 (5)                   --
Former Chief Executive Officer

     In October 1996, Mr. Rashbaum began receiving a salary of approximately $100,000 per annum. His salary was increased to $156,000 in March 1997. At the closing of the Corporation's initial public offering, HBR, a Corporation controlled by Mr. Rashbaum and owned by his wife, received 7,500 shares of Common Stock and a consulting fee of $40,000 for services rendered prior to his becoming an officer of the Corporation. Includes options to purchase shares of Common Stock issued in March 1997 under the Corporation's Senior Management Incentive Plan. Includes shares issued under the Senior Management Incentive Plan in June 1996, subject to a vesting schedule. See "Senior Management Incentive Plan." 1 Mr. Melillo received an annual salary of $104,000 per annum through January 10, 1997, when he resigned as an Officer and Director of the Corporation. He continued as a consultant until April 1997 and received a consulting fee of $600 per week. See "Management." Mr. Melillo received 50,000 shares of Common Stock in the Corporation pursuant to the Corporation's Senior Management Incentive Plan, subject to a vesting schedule, whereby 25,000 shares would vest in each of June of 1997 and 1998. Upon his resignation on January 10, 1997, Mr. Melillo returned 25,000 shares to the Corporation, and the Corporation agreed that the remaining shares should be vested.

Employment and Consulting Agreements

     Prior to his becoming an Officer and Director of the Corporation, Mr. Rashbaum provided consulting to the Corporation through HBR, a corporation of which he is an Officer and Director and of which his wife is the sole stockholder. HBR entered into an oral consulting agreement with the Corporation whereby it will receive 5% of the net profits of the Motion Picture received by the Corporation. In addition, HBR received $40,000 and 7,500 shares of the Corporation's Common Stock at the closing of the Corporation's initial public offering. Mr. Rashbaum receives a salary of $156,000 per annum for being an Officer of the Corporation. In addition, Mr. Rashbaum received 50,000 shares of Common Stock under the Corporation's Senior Management Incentive Plan. These shares vest at the rate of 25,000 shares on each of June 1997 and 1998. Pursuant to the restricted share agreement, the shares only vest if Mr. Rashbaum continues to provide services to the Corporation. Shares not vested shall be returned to the Corporation's treasury. In March 1997, the Corporation granted Mr. Rashbaum, as Chief Executive Officer, an option to purchase 100,000 shares at $5 1/8 per share, pursuant to the Corporation's Senior Management Incentive Plan. See "Certain Relationships and Related Transactions."

         Dan Stone entered into a two year consulting agreement with Breaking Waves, Inc. as of January 1996, pursuant to which he oversees the operation of Breaking Waves, Inc. in return for a yearly consulting fee of $100,000. Mr. Stone received $50,000 from the proceeds of the Corporation's initial public offering as payment in advance for half of the 1997 consulting fee, the balance of which fee is being paid in weekly installments.

         In November 1997, Breaking Waves, Inc. entered into 3 year employment agreements with each of Malcolm Becker and Michael Friedland. The agreements provide for salaries of $110,000 for the terms of employment and the granting of shares of the Corporation's Common Stock each year. The number of shares of the Common Stock shall be equal to a Market Value (as hereinafter defined) of $25,000 on the date of issuance, subject to a vesting schedule. The vesting schedule shall be as follows: (i) 1/2 of the shares received on November 27, 1996 shall vest 90 days from said date with the balance vesting 270 days from November 27, 1996; and (ii) on each subsequent annual issuance, commencing November 27, 1997, 1/2 of the shares shall vest six months from issuance with the balance vesting on the following anniversary. The shares vest pursuant to restricted share agreements. "Market Value" shall mean (i) $5.00 per share with respect to the shares issued in November 1996; and (ii) the average of the closing bid and asked prices for a share of Common Stock for a period of 30 days ending five days prior to the date of issuance, as officially reported by the principal securities exchange on which the Common Stock is quoted. The agreements include Nondisclosure and non-compete clauses.

Senior Management Incentive Plan

         In May 1996, the Board of Directors adopted the Senior Management Incentive Plan (the "Management Plan") which was adopted by stockholder consent. The Management Plan provides for the issuance of up to 250,000 shares of the Corporation's Common Stock in connection with the issuance of stock options and other stock purchase rights to Executive Officers and other key employees and consultants. The Board of Directors, subject to stockholder approval, has adopted a proposal to increase the shares issuable under the Management Plan to 750,000 shares. See Appendix "A" for a copy of the Management Plan.

     The Management Plan was adopted to provide the Board of Directors with sufficient flexibility regarding the forms of incentive compensation which the Corporation will have at its disposal for rewarding Executive Officers, employees, and consultants of the Corporation (or a subsidiary of the Corporation) who render significant services to the Corporation. The Management Plan provides equity ownership, or the right to acquire equity ownership, in the Corporation through the grant of stock options and other rights pursuant to the Management Plan to enable the Corporation to attract and retain qualified personnel without unnecessarily depleting the Corporation's cash reserves. The Management Plan is designed to augment the Corporation's existing compensation programs and is intended to enable the Corporation to offer a personal interest in the Corporation's growth and success through awards of either shares of Common Stock or rights to acquire shares of Common Stock to individuals who provide significant services to the Corporation.

         The Management Plan is intended to help the Corporation attract and retain key executive management personnel whose performance is expected to have a substantial impact on the Corporation's long-term profit and growth potential by encouraging and assisting those persons to acquire equity in the Corporation. It is contemplated that only employees who perform services of special importance to the Corporation will be eligible to participate under the Management Plan. It is anticipated that awards made under the Management Plan will be subject to vesting periods, although the vesting periods are subject to the discretion of the Board or an administrator of the Management Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In December 1995, in connection with the incorporation of the Corporation, European Ventures Corporation ("EVC") acquired 5,000,000 shares of the Corporation's Common Stock and 2,000,000 Warrants for an aggregate consideration of $1,100,000. The sale of 1,400,000 shares of Common Stock and 2,000,000 Warrants was registered for resale in the Corporation's initial public offering. 549,000 of these shares and 432,000 Warrants have been resold to date.

         Dan Stone entered into a two year consulting agreement with Breaking Waves, Inc. as of January 1996, pursuant to which he oversees the operation of Breaking Waves, Inc. in return for a yearly consulting fee of $100,000, which fee is currently being paid in weekly installments. At the closing of the Acquisition, Mr. Stone received $50,000 from the proceeds of the initial public offering as payment in advance of half of his 1997 consulting fee.

         In June 1996, the Corporation issued 50,000 shares of Common Stock to Robert Melillo, the former Chief Executive Officer, President, and Director of the Corporation under the Corporation Senior Management Incentive Plan. The shares were to vest at the rate of 25,000 in each of June 1997 and 1998. On January 10, 1997, Mr. Melillo resigned and returned 25,000 shares to the Corporation. Pursuant to Mr. Melillo's agreement with the Corporation, the remaining 25,000 shares became fully vested.

         Prior to Mr. Rashbaum's election as an Officer and Director of the Corporation, commencing in March 1996, Mr. Rashbaum provided consulting to the Corporation through HBR. HBR entered into an oral consulting agreement with the Corporation whereby it would receive 5% of the net profits of the Motion Picture received by the Corporation. In addition, HBR received $40,000 and 7,500 shares of the Corporation's Common Stock at the closing of the Acquisition from the Corporation. In June 1996, Mr. Rashbaum received 50,000 shares of Common Stock under the Corporation's Senior Management Incentive Plan. These shares vest at the rate of 25,000 shares on each of June 1997 and 1998.

         See "Executive Compensation-Employment and Consulting Agreements" for a discussion of the Corporation's employment and consulting agreements.

         All transactions between the Corporation and any Officer, Director, or 5% stockholder will be on terms no less favorable than could be obtained from independent third parties and will be approved by a majority of the independent disinterested directors of the Corporation. The Corporation believes that all prior affiliated transactions were made on terms no less favorable to the Corporation than available from unaffiliated parties.

              II. RATIFICATION OF AN AMENDMENT TO THE CORPORATION'S
                  SENIOR MANAGEMENT INCENTIVE PLAN TO INCREASE
                 THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED
                 FOR ISSUANCE THEREUNDER FROM 250,000 TO 750,000

         The Board of Directors has unanimously approved, subject to shareholder approval, an amendment to the Management Plan to increase the number of shares issuable under such plan from 250,000 shares to 750,000 shares. The Plan, as originally adopted by shareholders of the Corporation is annexed hereto as Appendix "A."

         The Amendment to the Management Plan is necessary because of the original 250,000 shares of Common Stock authorized under the Plan, 75,000 shares have been issued pursuant to a restricted stock agreement, and 150,000 shares are reserved for issuance pursuant to options granted under the Management Plan; thus, there are only 25,000 shares available under the Plan. The remaining number of shares authorized under the Plan has been deemed by the Board of Directors as insufficient to provide for additional awards to attract and retain key executive management personnel and to provide incentive to management personnel to maximize the shareholder value. The Plan is designed to augment the Corporation's existing compensation programs and is intended to enable the Corporation to have its executives, key employees, and consultants participate in the growth and success of the Corporation through awards under the Management Plan in addition, and as an alternative, to cash compensation. Management believes that equity incentives are necessary to attract, motivate, and retain key personnel.

         Management believes that the Corporation will expand its operations during the current fiscal year and will be required to offer competitive compensation packages to obtain and retain the qualified management which the Corporation and its subsidiaries need in order to successfully and profitably expand operations.

         The affirmative vote of the holders of a majority of the shares of the Corporation's Common Stock issued and outstanding on the record date is required to approve this proposal. The Directors and Officers of the Corporation and other principal shareholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 4,458,500 shares of the Corporation's Common Stock, constituting approximately 73.1% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal; therefore, the proposal shall be approved at the meeting.

      The Board of Directors recommends that you vote "FOR" this Proposal.


         III. RATIFICATION OF THE PROPOSAL TO APPROVE THE CORPORATION'S
                    NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

         General

         The Corporation's Board of Directors has unanimously adopted the Corporation's Non-Executive Director Stock Option Plan (the "Director's Plan"), subject to approval by the Corporation's stockholders. Approval of the Director's Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock represented and voting in person or by proxy at the Annual Meeting or any adjournment thereof.

         The following is a summary of the principal features of the Director's Plan and is qualified by and subject to the actual provisions of the Director's Plan, a copy of which is annexed hereto as Appendix "B."

         Purpose and Eligibility

         The Director's Plan provides for the grant of stock options as a means of attracting and retaining highly qualified independent Directors for the Corporation. The only persons eligible to participate in the Director's Plan are Directors who are not employees of the Corporation and who have within the past fiscal year, neither received any equity securities of the Corporation under any plan of the Corporation, nor been an employee of the Corporation nor otherwise been eligible to receive equity securities under any plan of the Corporation (the "Eligible Directors").

         The  Corporation   currently  has  one  Eligible   Director  under  the
Director's Plan, Dr. Le Guillou. Grants under this plan shall have exercise prices equal to the market price on the date of grant.

         Option Awards

         The Director's Plan provides that each Eligible Director automatically receives an option to purchase up to 5,000 shares of Common Stock immediately on January 1 of each year in which the Director has been a member of the Board for a continuous 12 month period.

         All options granted under the Director's Plan are to be evidenced by written option agreements or confirming memoranda, each of which must be consistent with the Director's Plan but which may otherwise contain such additional or unique features as the Corporation determines. Options granted under the Director's Plan are not transferable.

         Vesting and Exercise

     Options granted under the Director's Plan vest and become exercisable upon issuance. The option exercise price may be paid in cash or in any other consideration the Corporation deems acceptable as provided in the Director's Plan, including shares of Common Stock surrendered by the optionee or withheld from the shares otherwise deliverable upon exercise. The Corporation is permitted to loan the exercise price to the optionee or to allow exercise in a broker's transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying Common Stock. Consideration received by the Corporation upon exercise of options granted under the Director's Plan will be used for general working capital purposes.

         Options granted under the Director's Plan may be exercised at any time and before the expiration of five years from the date of their grant.

         Securities Subject to Directors Plan

         No more than 150,000 shares of Common Stock may be issued upon exercise of options granted under the Director's Plan. The number of shares of Common Stock available to individual optionees or under the Director's Plan in general, as well as the number of shares for which issued or unissued options may be exercised, and the exercise price per share of such options, will be proportionately adjusted to reflect stock splits, stock dividends, and similar capital stock transactions.

         Administration, Amendment, and Termination

         The Director's Plan will be administered by the Corporation by two Officers who are also Directors but who are not eligible under the plan. These Officers will have the power to discontinue, suspend, or amend the Director's Plan in any manner, except that the Corporation may not alter the Director's Plan or exercise any discretion with respect to persons eligible to receive grants of options, the number of shares of Common Stock subject to options, the timing of such grants, the exercise price of options, or the final date upon which options may be granted. Options may be granted under the Director's Plan until January 1, 2007.

         The affirmative vote of the holders of a majority of the shares of the Corporation's Common Stock issued and outstanding on the record date is required to approve this proposal. The Directors and Officers of the Corporation and other principal shareholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 4,458,500 shares of the Corporation's Common Stock constituting approximately 73.1% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal; therefor, the proposal shall be approved at the meeting.

      The Board of Directors recommends that you vote "FOR" this Proposal.

                              FINANCIAL INFORMATION

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST THEREFOR SENT TO ROBERT DIMILIA, SECRETARY, HOLLYWOOD PRODUCTIONS, INC., 14 EAST 60TH TREET, NEW YORK, NEW YORK 10022. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF MAY 5, 1997, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF SHARES OF THE CORPORATION'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS.

                               IV. OTHER BUSINESS

          As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein set forth. If any other matter is properly brought before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


Shareholder Proposals

          Proposals of shareholders intended to be presented at the Corporation's 1998 Annual Meeting of Shareholders must be received by the Corporation on or prior to February 28, 1998 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 1998 Annual Meeting of Shareholders.


                                             By Order of the Board of Directors,


                                                                  Robert DiMilia
                                                                       Secretary

June 10, 1997


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

Appendix A

                       SENIOR MANAGEMENT INCENTIVE PLAN OF
                           HOLLYWOOD PRODUCTIONS, INC.


1.       PURPOSE OF THE PLAN

         The purpose of the Senior  Management  Incentive Plan (the  "Management
Plan") of Hollywood Productions, Inc. (the "Corporation") is to provide an incentive to key management employees whose present and potential contributions to the Corporation and/or its Subsidiaries (as such term is defined in Section 2 below) are, or will be, important to the success of the Corporation by affording said employees an opportunity to acquire a proprietary interest in the Corporation. It is intended that this purpose will be effected through the issuance of (i) incentive stock rights; (ii) stock options; (iii) stock appreciation rights; (iv) limited stock appreciation rights; and (v) shares of Common Stock, $.001 par value per share, of the Corporation ("Common Stock") subject to restrictions on disposition ("restricted shares") (collectively, such options, rights and restricted shares are referred to herein as "Awards"). Stock options which qualify as "Incentive Stock Options" under Section 422A of the Internal Revenue Code of 1986, as it hereafter may be amended (the "Code"), may be granted under the Management Plan. Such options are sometimes referred to collectively as "ISOs." Options which do not qualify as ISOs ("non-ISOs") may also be granted under the Plan.

2.       ELIGIBILITY

         Awards may be made or granted to those key management employees of the Corporation and/or its Subsidiaries who are deemed to have the potential to have a significant effect on the future success of the Corporation (such eligible persons being referred to herein as "Eligible Participants"). The term "management employees" shall include executive officers, key employees, and consultants of the Corporation and/or its Subsidiaries. A Director of the Corporation, and/or any of its Subsidiaries, who is not also an employee of the Corporation, and/or of one of its Subsidiaries, will not be eligible to receive any Awards under the Management Plan. No ISO shall be granted to an employee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the employer Corporation (as such term is used in the Code) or any Parent or Subsidiary of the employer Corporation, provided, however, that an ISO may be granted to such an employee if at the time such ISO is granted, the option price is at least one hundred ten percent (110%) of the fair market value of stock subject to the ISO on the date of grant (as determined pursuant to Subsection 8(a) hereof) and such ISO is by its terms not exercisable after the expiration of five (5) years from the date such option is granted. The exercise price of the non-ISOs may not be less than 85% of the fair market value of the Common Stock on the date of grant. The terms "Subsidiary" and "Parent") as used herein shall have the meanings given them in Section 425 of the Code. Awards may be made to executive personnel who hold, or have held, options, rights, or shares under the Management Plan or under any other plans of the Corporation.

3.       STOCK SUBJECT TO THE PLAN

         The shares that may be issued upon exercise of options and rights and which may be issued as restricted shares under the Management Plan shall not exceed in the aggregate 750,000 shares of the Common Stock, as adjusted to give effect to the anti-dilution provisions contained in Section 12 hereof. Such shares may be authorized and unissued shares, or shares purchased by the Corporation and reserved for issuance under the Management Plan. If a stock option or incentive stock right for any reason expires or is terminated without having been exercised in full, or if shares restricted are repurchased by the Corporation in accordance with the terms thereof, those shares relating to an unexercised stock option or incentive stock rights or shares which have been repurchased shall again become available for grant and/or sale under the Management Plan.

4.       AWARDS UNDER THE PLAN

     Awards under the Management Plan may be of five types: "incentive stock rights," "stock options," "stock appreciation rights," "limited stock appreciation rights," and "restricted shares." "Incentive stock rights" are composed of incentive stock units which give the holder the right to receive, without payment of cash or property to the Corporation, shares of Common Stock, subject to the terms, conditions, and restrictions described in Section 7 hereof. An option, including an ISO, is a right to purchase Common Stock in accordance with Section 8 hereof. A "stock appreciation right" is a right given to the holder of a stock option to receive, upon surrender of all or a portion of his stock option without payment of cash or property to the Corporation, a number of shares of Common Stock and/or cash determined pursuant to a formula in accordance with Section 9 hereof. A "limited stock appreciation right" is a right given to a holder of a stock option to receive, upon the occurrence of certain events generally constituting a change in control of the Corporation, a number of shares of Common Stock and/or cash upon surrender of all or a portion of his stock option without the payment of cash or property to the Corporation, in accordance with Section 10 hereof. "Restricted shares" are shares of Common Stock which, following issuance, are nontransferable and subject to substantial risk of forfeiture until specific conditions based on continuing employment or achievement of preestablished performance objectives are met, in accordance with
Section 11 hereof. All references to "cash" herein shall mean "cash or certified check. "

5.       ADMINISTRATION

         (a) Procedure. The Management Plan shall be administered by the Board of Directors or by a Committee of the Board of Directors (the "Committee"), if one is appointed for this purpose. Committee members shall serve for such term as the Board of Directors may in each case determine and shall be subject to removal at any time by the Board of Directors. Members of the Board of Directors who are either eligible for Awards or have been granted Awards may not vote on any matters affecting the administration of the Management Plan or the grant of any Award pursuant to the Management Plan.

         (b) Powers of the Board or Committee. As used herein, except as the Committee's powers are specifically limited in Sections 5, 6, 20, and 21 hereof, reference to the Board of Directors shall mean such Board or the Committee, whichever is then acting with respect to the Management Plan. Subject to the provisions of the Management Plan, the Board of Directors shall have the authority in its discretion: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price per share of stock options to be granted; (iii) to determine the Eligible Participants to whom, and time or times at which, Awards shall be granted and the number of shares to be issuable upon exercise of each stock option or right sold pursuant to restricted stock purchase agreements; (iv) to construe and interpret the Management Plan; (v) to prescribe, amend, and rescind rules and regulations relating to the Management Plan; (vi) to determine the terms and provisions of each Award (which need not be identical); and (vii) to make all other determinations necessary to or advisable for the administration of the Management Plan. Notwithstanding the foregoing, in the event any employee of the Corporation or of any of its Subsidiaries granted an Award under the Management Plan is, at the time of such grant, a member of the Board of
Directors of the Corporation, the grant of such Award shall, in the event the Board of Directors at the time such Award is granted is not deemed to satisfy the requirement of Rule 16(b)-3(b)(2)(i) or (ii) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), be subject to the approval of an auxiliary committee consisting of not less than three persons all of whom qualify as "disinterested persons" within the meaning of Rule 16(b)-3(d)(3) promulgated under the Exchange Act. In the event the Board of Directors deems it impractical to form a committee of disinterested persons, the Board of Directors is authorized to approve any award under the Management Plan.

6.       DURATION OF THE PLAN

         The Management Plan shall become effective upon the approval of the requisite vote of the stockholders of the Corporation, and upon the approvals, if required, of any other public authorities. The Management Plan shall remain in effect for a term of ten (10) years from the date of adoption by the Board unless sooner terminated under Section 20 hereof. Notwithstanding any of the foregoing to the contrary, the Board of Directors (but not the Committee) shall have the authority to amend the Management Plan pursuant to Section 20 hereof; provided, however, that Awards already made shall remain in full force and effect as if the Management Plan had not been amended or terminated.

7.       INCENTIVE STOCK RIGHTS

         The Board of Directors, in its discretion, may grant to Eligible Participants incentive stock rights composed of incentive stock units. Incentive stock rights shall be granted pursuant to incentive stock rights agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time and shall include substantially the following terms and conditions as determined by the Board of Directors:

     (a) Incentive Stock Units. An incentive stock rights agreement shall specify the number of incentive stock units to which it pertains. Each incentive stock unit shall be equivalent to one share of Common Stock. Each incentive stock unit shall entitle the holder thereof to receive, subject to the lapse of the incentive periods (as hereinafter defined), without payment of cash or property to the Corporation, one share of Common Stock in consideration for services performed by the Eligible Participant for the Corporation or for any one of its Subsidiaries.

         (b) Incentive Period. The holder of incentive stock rights shall be entitled to receive shares of Common Stock only after the lapse of such incentive periods and in such manner, as shall be fixed in the discretion of the Board of Directors at the time of grant of such incentive stock rights. (Such period so fixed is herein referred to as an "incentive period"). To the extent the holder of incentive stock rights receives shares of Common Stock on the lapse of an incentive period, an equivalent number of incentive stock units subject to such rights shall be deemed to have been discharged.

         (c) Termination by Reason of Death or Disability. In the event that the recipient of incentive stock rights ceases to be employed by the Corporation and/or by any of its Subsidiaries during an incentive period, due to death or permanent disability (as determined by the Board of Directors), the holder of incentive stock rights or, in the case of the death of the holder, the personal representatives, heirs, or legatees of such holder shall be entitled to receive a number of shares equal to an amount determined by multiplying the total number of incentive stock units applicable to such incentive period by a fraction, the numerator of which shall be the number of full calendar months between the date of grant of the incentive stock rights and the date of such termination and the denominator of which shall be the number of full calendar months between the date of grant and the date such incentive period for such units would, but for such termination, have lapsed. For purposes of this Subsection 7(c), this shall constitute a lapse of the incentive period with respect to the number of incentive stock units equal to the number of shares issued. Units upon which the incentive period do not lapse pursuant to the foregoing sentence shall terminate and be null and void on the date on which the recipient ceases to be employed by the Corporation and/or by any of its Subsidiaries.

         (d) Termination for Any Other Reason. In the event that the employment, by the Corporation or by any of its Subsidiaries, of the recipient to whom incentive stock rights have been issued under the Management Plan terminates for any reason (including dismissal by the Corporation or by any of its Subsidiaries, with or without cause) other than death or permanent disability, such rights as to which the incentive period has not lapsed shall terminate and be null and void on termination of the relationship.

         (e) Issuance of Shares. Upon the lapse of an incentive period, the Corporation shall deliver to the holder of the related incentive stock unit a certificate or certificates representing the number of shares of Common Stock equal to the number of incentive stock units with respect to which an incentive period has lapsed. The Corporation shall pay all applicable transfer or issue taxes.

8.       OPTIONS

         Options shall be evidenced by stock option agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

         (a) Option Price; Number of Shares. The option price, which shall be approved by the Board of Directors, shall in no event be less than one hundred percent (100%) in the case of ISOs, except with respect to 10% stockholders whereby the price shall be 110%, and in the case of non-ISOs, eighty-five percent (85%) of the fair market value of the Corporation's Common Stock at the time the option is granted. The fair market value of the Common Stock, for the purposes of the Management Plan, shall mean: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which it is listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there are no closing bid prices for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

         The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the Management Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during any calendar year shall not exceed $100,000 under all plans of the employer Corporation or its Parent or Subsidiaries.

         (b) Waiting Period and Exercise Dates. At the time an option is granted, the Board of Directors will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised is referred to herein as the "waiting period.") At the time an option is granted, the Board of Directors shall fix the period within which it may be exercised which shall not be less than one (1) year nor, for an ISO, more than ten (10) years (not more than 5 years for 10% stockholders) from the date of grant or, for a non-ISO, for more than thirteen (13) years from the date of grant. (Any of such periods is referred to herein as the "exercise period.")

         (c) Form and Time of Payment. Stock purchased pursuant to an option agreement shall be paid for at the time of purchase either in (i) cash or by certified check or, in the discretion of the Board of Directors, as set forth in the stock option agreement; (ii) through the delivery of shares of Common Stock; or (iii) in a combination of the methods described above. Upon receipt of payment, the Corporation shall, without transfer or issue tax to the option holder or other person entitled to exercise the option, delivered to the option holder (or such other person) a certificate or certificates for the shares so purchased.

         (d) Effect of Termination or Death. In the event that an option holder ceases to be an employee of the Corporation or of any of its Subsidiaries for any reason other than permanent disability (as determined by the Board of Directors) or death, any option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the option holder ceases to be so employed, but in no event after the expiration of the exercise period, provided, however, that if the Board of Directors shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of discharge. In the event of the death of an option holder during this three month period, the option shall be exercisable by his or her personal representatives, heirs, or legatees to the same extent that the option holder could have exercised the option if he had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an option holder while an employee of the Corporation or of any of its Subsidiaries, any option granted to such employee shall be exercisable for twelve (12) months after the date of permanent disability, but in no event after the expiration of the exercise period. In the event of the death of an option holder while an employee of the Corporation or of any of its Subsidiaries, or during the twelve (12) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs, or legatees at any time prior to the expiration of one (1) year from the date of the death of the option holder, but in no event after the expiration of the exercise period. Except as the Board of Directors shall provide otherwise, in the event an option holder ceases to be an employee of the Corporation or of any of its Subsidiaries for any reason, including death, prior to the lapse of the waiting period, his option shall terminate and be null and void.

     (e) Other Provisions. Each option granted under the Management Plan may contain such other terms, provisions, and conditions not inconsistent with the Management Plan as may be determined by the Board of Directors.

9.       STOCK APPRECIATION RIGHTS

         The Board of Directors may grant, in its discretion, stock appreciation rights to the holder of any stock option under the Management Plan. Such rights shall be granted pursuant to a stock appreciation rights agreement in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions as the Board of Directors shall determine:

         (a) Grant. Each right shall relate to a specific option granted under the Management Plan and shall be granted to the option holder either concurrently with the grant of such option or at such later time as determined by the Board of Directors.

         (b) Exercise. A stock appreciation right shall entitle an option holder to receive, without payment of cash or property to the Corporation, a number of shares of Common Stock, cash, or a combination thereof in the amount determined pursuant to Subsection 9(c) below. The Board of Directors shall determine whether such payment shall be made in Common Stock, cash, or a combination thereof. Unless otherwise determined by the Board of Directors, a right shall be exercisable to no greater extent nor upon any more favorable conditions than its related option is exercisable under Subsection 8(b) hereof. An option holder wishing to exercise a right in accordance with this Subsection 9(b) shall give written notice of such exercise to the Corporation, which notice shall state that the holder of the right elects to exercise the right and the number of shares in respect of which the right is being exercised. The effective date of exercise of a right shall be the date on which the Corporation shall have received such notice. Upon receipt of such notice, the Corporation shall (i) deliver to the option holder or other person entitled to exercise the right, a certificate or certificates representing such shares; and/or (ii) pay cash to the option holder or other person entitled to exercise the right. The Corporation shall pay all applicable transfer or issue taxes. Notwithstanding the provisions of this section, no stock appreciation right may be exercised within a period of six months on the date of grant of such stock appreciation right and no stock appreciation right granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO.

         (c) Number of Shares or Amount of Cash. The number of shares which shall be issued pursuant to the exercise of a stock appreciation right shall be determined by dividing (i) that portion, as elected by the option holder, of the total number of shares which the option holder is eligible to purchase pursuant to Subsection 8(b) hereof (and as adjusted pursuant to Section 12 hereof), multiplied by the amount (if any) by which the fair market value (as determined in accordance with Subsection 8(a) hereof) of a share of Common Stock on the exercise date exceeds the option exercise price of the related option; by (ii) the fair market value of a share of Common Stock on the exercise date. In lieu of issuing shares of Common Stock on the exercise of a right, the Board of Directors may elect to pay the cash equivalent of the fair market value on the exercise date of any or all of the shares which would otherwise be issuable on exercise of the right. No fractional shares shall be issued under this Subsection 9(c). In lieu of fractional shares, the option holder shall be entitled to receive a cash adjustment equal to the same fraction of the fair market value per share of Common Stock on the date of exercise.

         (d) Effect of Exercise. Upon the exercise of stock appreciation rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such stock appreciation rights are exercised and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Management Plan. Upon the exercise or termination of the related option, the stock appreciation rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

         (e) Effect of Termination or Death. In the event that an option holder ceases to be an employee or consultant of the Corporation or of any of its Subsidiaries for any reason, his stock appreciation rights shall be exercisable only to the extent and upon the conditions that their related options are exercisable under Subsection 8(d).

10.      LIMITED STOCK APPRECIATION RIGHTS

         The Board of Directors may grant, in its discretion, limited stock appreciation rights ("Limited Rights") to the holder of any option with respect to all or a portion of the shares subject to such option. Such Limited Rights shall be granted pursuant to an agreement in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions as the Board shall determine:

     (a) Grants. A Limited Right may be granted concurrently with the grant of the related option or at such later time as determined by the Board of Directors.

     (b) Exercise. Unless otherwise determined by the Board of Directors, a Limited Right may be exercised only during the period (a) beginning on the first day following any one of (i) the date of approval by the stockholders of the Corporation of an Approved Transaction (as defined in Subsection 10(e) below),
(ii) the date of a Control  Purchase (as defined in  Subsection  10(e) below) or
(iii) the date of a Board Change (as defined in Subsection 10(e) below); and (b) ending on the thirtieth day (or such other date specified in the stock option agreement) following such date (such period herein referred to as the "Limited Right Exercise Period"). Each Limited Right shall be exercisable during the Limited Right Exercise Period only to the extent the related option is then exercisable and in no event after the termination of the related option. Limited Rights granted under the Management Plan shall be exercisable in whole or in part by notice to the Corporation. Such notice shall state that the holder of the Limited Rights elects to exercise the Limited Rights and the number of shares in respect of which the Limited Rights are being exercised. The effective date of exercise of a Limited Right shall be deemed to be the date on which the Corporation shall have received such notice.

         (c) Amount Paid Upon Exercise. Upon the exercise of Limited Rights, the holder shall receive in cash an amount equal to the excess of (i) the fair market value (as determined pursuant to Subsection 8(a) above), on the date of exercise of such Limited Rights, of each share of Common Stock with respect to which such Limited Right shall have been exercised; over (ii) the exercise price per share of Common Stock subject to the related option.

         (d) Effect of Exercise. Upon the exercise of Limited Rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such Limited Rights are exercised and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Management Plan. Upon the exercise or termination of the related option, the Limited Rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

         (e)      Definitions.  For purposes of this Section 10:

                  (i) An "Approved Transaction" shall mean (A) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities, or other property, other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation; or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation.

                  (ii) A "Control Purchase" shall mean circumstances in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation, or other entity (other than the Corporation or any employee benefit plan sponsored by the Corporation or any of its Subsidiaries)
(A) shall purchase any Common Stock of the Corporation (or securities convertible into the Corporation's Common Stock) for cash, securities, or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors; or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Corporation ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Corporation's securities).

                  (iii) A "Board Change" shall mean circumstances in which, during any period of two consecutive years or less, individuals, who at the beginning of such period constitute the entire Board, shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Corporation's stockholders, of each new Director was approved by a vote of at least a majority of the Directors then still in office.

11.      RESTRICTED SHARES

         The Board of Directors may authorize, in its discretion, the issuance of restricted shares of Common Stock to Eligible Participants pursuant to restricted share agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time. Any amount of restricted shares issued shall be subject to the following terms:

     (a) Restricted Period and Price. The Board of Directors shall prescribe restrictions, terms, and conditions, including but not limited to the period ("restricted period") during which the holder must continue to render services to the Corporation in order to retain the restricted shares, in addition to those provided in the Management Plan. The Board shall determine the price, if any, to be paid by the holder for the restricted shares. Upon forfeiture of any restricted shares, any amount paid by the holder shall be repaid in full by the Corporation.

         (b) Issuance of Restricted Shares. Restricted shares, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such restricted shares shall have been awarded. During the restricted period, certificates representing the restricted shares and any securities constituting retained distributions (as defined below in Subsection 11(c)) shall bear a restrictive legend to the effect that ownership of the restricted shares, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Management Plan and the applicable restricted shares agreement. Such certificates shall be deposited by such holder with the Corporation, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Corporation of all or any portion of the restricted shares and any retained distributions that shall be forfeited or that shall not become vested in accordance with the Management Plan and the applicable restricted shares agreement.

     (c) Rights With Respect to Restricted Shares. Restricted shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote such restricted shares, to receive and retain all regular cash dividends and such other distributions as the Board may in its sole discretion designate, pay, or distribute on such restricted shares, and to exercise all other rights, powers, and privileges of a holder of Common Stock with respect to such restricted shares, with the exception that (i) the holder will not be entitled to delivery of the stock certificate or certificates representing such restricted shares until the restricted period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Corporation will retain custody of the stock certificate or certificates representing the restricted shares during the restricted period; (iii) other than regular cash dividends and such other distributions as the Board may in its sole discretion designate, the Corporation will retain custody of all distributions ("retained distributions") made or declared with respect to the restricted shares (and such retained distributions will be subject to the same restrictions, terms, and conditions as are applicable to the restricted shares) until such time, if ever, as the restricted shares with respect to which such retained distributions shall have been made, paid, or declared shall have become vested, and such retained distributions shall not bear interest or be segregated in separate accounts;
(iv) the holder may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the restricted shares or any retained distributions during the restricted period; and (v) a breach of any restrictions, terms, or conditions provided in the Management Plan or established by the Board with respect to any restricted shares or retained distributions will cause a forfeiture of such restricted shares and any retained distributions with respect thereto.

         (d) Completion of Restricted Period. On the last day of the restricted period with respect to each Award of restricted shares, and upon the satisfaction of any other applicable restrictions, terms, and conditions, all or part of such restricted shares shall become vested, and any retained distributions with respect to such restricted shares shall become vested. Unless the Administrator determines otherwise, any such restricted shares and retained distributions that shall not have become vested upon the termination of employment of the holder shall be forfeited to the Corporation, and the holder shall not thereafter have any rights (including dividend and voting rights) with respect to such restricted shares and retained distributions that shall have been so forfeited, provided, however, that if a holder shall die, become totally disabled, or be terminated by the Corporation without cause during a restricted period with respect to any restricted shares, then, unless the restricted share agreement relating to such shares provides otherwise, the restricted period applicable to each Award of restricted shares to such holder shall be deemed to have expired and all such restricted shares and retained distributions shall become vested.

12.       RECAPITALIZATION

         In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions, or combinations of shares of Common Stock, the number of shares available under the Management Plan shall be increased or decreased proportionately, as the case may be, and the number of shares delivered upon the exercise thereafter of any stock option or stock appreciation right, upon distribution pursuant to incentive stock rights theretofore granted or issued pursuant to restricted share agreements theretofore entered into, shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

13.      ACCELERATION

     Notwithstanding any contrary waiting period in any stock option agreement, any incentive period in any incentive stock rights agreement, or any restricted period with respect to any restricted shares issued pursuant to any restricted shares agreement or in the Management Plan, but subject to any determination by the Board of Directors to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the Management Plan shall, except as otherwise provided in the stock option agreement, become exercisable in full for the aggregate number of shares covered thereby, and each share issuable upon lapse of an incentive period or each share issued pursuant to a restricted share agreement, except as otherwise provided in the incentive stock rights agreement or restricted share agreement, as the case may be, shall vest unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Corporation of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.

14.      CONTINUATION OF RELATIONSHIP; LEAVE OF ABSENCE

         (a) Nothing in the Management Plan or any Award made hereunder shall interfere with, or limit in any way, the right of the Corporation or of any of its Subsidiaries to terminate any Eligible Participant's employment at any time, nor confer upon any Eligible Participant any right to continue any such relationship with the Corporation or any of its Subsidiaries.

         (b) For purposes of the Management Plan, (i) a transfer of a recipient of options, rights, or restricted shares hereunder from the Corporation to one of its Subsidiaries or vice versa, or from one Subsidiary to another; or (ii) a leave of absence duly authorized by the Corporation shall not be deemed a termination of employment or a break in the incentive, waiting, exercise, or restricted period, as the case may be. In the case of any employee on an approved leave of absence, the Board of Directors may make such provisions with respect to continuance of stock rights, options, or restricted shares previously granted while on leave from the employ of the Corporation or one of its Subsidiaries as it may deem equitable.

15.      GENERAL RESTRICTION

         Each Award made under the Management Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its sole and subjective discretion, that (i) the registration, qualification, or listing of the shares subject to such Award upon a securities exchange or under any state or federal law; or (ii) the consent or approval of any government regulatory body is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Corporation shall not be required to issue such shares unless such registration, qualification, listing, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Nothing in the Management Plan or any agreement or grant hereunder shall obligate the Corporation to effect any such registration, qualification, or listing.

16.      RIGHTS AS A STOCKHOLDER

         The holder of a stock option, incentive stock right, or limited stock appreciation right shall have no rights as a stockholder with respect to any shares covered by the stock option, incentive stock right, stock appreciation right, or limited stock appreciation right, as the case may be, until the date of issuance of a stock certificate to him for such shares related to the exercise or discharge thereof. No adjustment shall be made for the dividends or other rights for which the record date is prior to the date such stock certificate is issued.

17.      NONASSIGNABILITY OF AWARDS

         No incentive stock right, stock option, stock appreciation right, or limited stock appreciation right shall be assignable or transferable by an Eligible Participant except by will or by the laws of descent and distribution, and during the lifetime of an Eligible Participant, such incentive stock rights, stock options, stock appreciation rights, or limited stock appreciation rights may only be exercised by him.

18.      WITHHOLDING TAXES

     Whenever under the Management Plan shares are to be issued in satisfaction of stock options, incentive stock rights, stock appreciation rights, or limited stock appreciation rights granted thereunder, or pursuant to restricted share agreements, the Corporation shall have the right to require the Eligible Participant to remit to the Corporation an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or at such later time as when the Corporation may determine that such taxes are due. Whenever under the Management Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

19.      NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Management Plan by the Board of Directors nor any provision of the Management Plan shall be construed as creating any limitations on the power of the Board (but not the Committee) to adopt such additional compensation agreements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Management Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20.      AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

         The Board of Directors (but not the Committee) may at any time amend, alter, suspend, or discontinue the Management Plan, but no amendment, alteration, suspension, or discontinuation which would impair the rights of any recipient of a stock option, incentive stock right, limited stock appreciation right, or restricted share under any agreement theretofore entered into hereunder, shall be made without such recipient's consent. No amendment, alteration, suspension, or discontinuation shall be made which, without the requisite vote of the stockholders of the Corporation approving such action, would:

     (a) except as is provided in Section 12 of the Management Plan, increase the total number of shares of stock reserved for the purposes of the Management Plan; or

     (b) extend the duration of the Management Plan; or

     (c) materially increase the benefits accruing to participants under the Management Plan; or

     (d) change the category of persons who can be Eligible Participants under the Management Plan. Without limiting the foregoing, the Board of Directors may, any time or from time to time, authorize the Corporation, without the consent of the respective recipients, to issue new options or rights in exchange for the surrender and cancellation of any or all outstanding options or rights.

21.      LIMITATIONS ON EXERCISE.

         Notwithstanding anything to the contrary contained in the Management Plan, any agreement evidencing any Award hereunder may contain such provisions as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto, will not apply to any stock or cash received by the holder from the Corporation.

22.      GOVERNING LAW

         The Management Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Appendix B

                             NON-EXECUTIVE DIRECTOR
                                STOCK OPTION PLAN


1.       PURPOSE

         The purpose of the Non-Executive Director Stock Option Plan (the "Director Plan") is to provide a means by which the following persons will be given an opportunity to purchase Common Stock, $.001 par value per share ("Common Stock"), of Hollywood Productions, Inc. ("the Corporation"): (a) each Director who is not otherwise a full-time employee of the Corporation or any subsidiary of the Corporation (each such person being hereafter referred to as a "Non-Executive Director"); (b) each person who is not otherwise an employee of the Corporation or any subsidiary of the Corporation but who is appointed as a member of an Advisory Board established or maintained by the Corporation (each such person being hereafter referred to as a "Non-Executive Director"); and (c) each person who is not otherwise an employee of the Corporation or any subsidiary of the Corporation or an Outside Director but who is appointed as a member of an Advisory Board established or maintained by the Corporation (each such person being hereinafter referred to as an "Advisor"). The Corporation, by means of the Director Plan, seeks (i) to attract and retain the services of qualified independent persons to serve as Non-Executive Directors of the Corporation and as Advisors on the Corporation's various Advisory Boards; and
(ii) to provide incentives for such persons to exert maximum efforts for the success of the Corporation.

2.       ADMINISTRATION

         (a) The Director Plan shall be administered by a committee ("the Committee") which shall at all times consist of not less than two (2) individuals who are Officers and Directors of the Corporation or other individuals who are not entitled to participate in the Director Plan. The Committee shall be appointed by the Board of Directors and shall serve at the pleasure of the Board of Directors.

         (b) Grants of options under the Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the Director Plan or of any options issued under it shall be determined by the Committee, and such determination shall be final and binding upon all persons having an interest in the Director Plan. A majority of the Committee's members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if same had been made by a majority vote at a meeting duly called and held.

3.       SHARES SUBJECT TO THE PLAN

         Subject to the provisions of Section 9 hereof, the shares that may be acquired pursuant to options granted under the Director Plan ("Options") shall not exceed in the aggregate 150,000 shares of the Corporation's Common Stock.
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         The Common Stock  subject to the  Director  Plan may be, in whole or in part, authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Corporation. If any Option shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for purposes of the Director Plan.

4.       ELIGIBILITY

         Options shall be granted only to (a) Non-Executive Directors serving on the Board of Directors of the Corporation and (b) Advisors serving on the Advisory Boards of the Corporation. Non-Executive Directors shall not be entitled to receive Options also for serving as Advisors on Advisory Boards of the Corporation.

5.       NON-DISCRETIONARY GRANTS

         (a)      Grants to Outside Directors

                  (i) Commencing on January 1, 1998, an Option to purchase 5,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Non-Executive Director who has served for a period of twelve months as of January 1, 1998, to each Non-Executive Director upon joining the Board of Directors, and to each Non-Executive Director on January 1 of each year thereafter provided such individual has continually served as a Non-Executive Director for the twelve month period immediately preceding the date of grant.

                  (ii) Notwithstanding the foregoing, in no event shall the grant amount, that is, the amount determined by multiplying the number of shares with respect to which Options have been granted by the Fair Market Value (as defined in Subsection 6(b) below) of the Corporation's Common Stock on the date of grant, exceed $100,000 with respect to an annual grant to a Non-Executive Director. To the extent the grant amount exceeds the foregoing limitations, the number of shares subject to be granted to the Non-Executive Director shall be reduced accordingly.

         (b)      Grants to Advisors

                  (i) Each person who is appointed as an Advisor on an Advisory Board established or maintained by the Corporation shall, upon such appointment and on each anniversary of the effective date of his appointment, be granted Options to purchase 2,500 shares on the terms and conditions set forth herein.

                  (ii) Notwithstanding the foregoing, no Director who may serve on an Advisory Board of the Corporation shall be entitled to receive any options under the Director Plan for serving as an Advisor, and in no event will the grant amount, as defined above in Section 5(a)(ii), exceed $50,000 with respect to a grant to an Advisor on an annual basis. To the extent the grant amount exceeds the foregoing limitations, the number of shares subject to the Option to be granted to the Advisor will be reduced accordingly.

6.       OPTION PROVISIONS

         Each Option shall be evidenced by a written agreement ("Stock Option Agreement") and shall contain the following terms and conditions:
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         (a) The term of each Option  commences  on the date it is granted  and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") five (5) years from the date of grant. The term of each Option may terminate sooner than such Expiration Date if the optionee's service as a Non-Executive Director or Advisor of the Corporation terminates for any reason or for no reason. In the event of such termination of service, the Option shall terminate, for Non-Executive Directors and Advisors, on the earlier of the Expiration Date or the date three (3) months following the date of termination of service, provided that if termination is due to the optionee's death, the Option shall terminate on the earlier of the Expiration Date or twelve (12) months following the date of the optionee's death. In any and all circumstances, an Option may be exercised following termination of the optionee's service as a Non-Executive Director or Advisor only as to that number of shares as to which it was exercisable on the date of termination of such service, in accordance with the provisions of Subsection 6(e) of the Director Plan.

     (b) The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such Option on the date such Option is granted. "Fair Market Value" of a share of Common Stock shall mean (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which it is listed, or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the per share closing price on the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market, and quotations are published on the NASDAQ quotation system (but not on NMS), the per share closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there is no closing bid price for such date of grant, then the per share closing bid price on the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market, but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock; or (iv) if the Common Stock is not traded or quoted on a national securities exchange, NMS, the NASDAQ Quotation System, the over-the-counter market, or the pink sheets, then the fair market value of each share of the Corporation's Common Stock shall be determined by the Corporation's Board of Directors or by a Committee of the Board of Directors, if one has been appointed, subject to the applicable laws of the State of Delaware and such other laws as in such cases shall be applicable.

         (c) Subject to state law and the Corporation's By-Laws, the optionee may elect to make payment of the exercise price under one of the following alternatives:

     (i) Payment of the exercise price per share in cash at the time of exercise; or

     (ii) Payment by the issuance of a promissory note; or

     (iii) Payment by delivery of shares of Common Stock of the Corporation already owned by the optionee, which Common Stock shall be valued at Fair Market Value on the date of exercise; or

     (iv) Payment by a combination of the methods of payment specified in Subsections 6(c)(i) - 6(c)(iii) above.

         (d) An Option shall not be transferable except by will or by the laws of descent and distribution and during the lifetime of the person to whom the Option is granted, shall be exercisable only by such person or by his guardian or legal representative.

         (e) All Options granted under the Director Plan shall be non-qualified stock options and shall not qualify as incentive stock options within the meaning of Section 422A(b), or any successor section, of the Internal Revenue Code, as amended.

7.       RIGHT OF CORPORATION TO TERMINATE SERVICES
         AS A NON-EXECUTIVE DIRECTOR OR ADVISOR

         Nothing contained in the Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director or Advisor any right to continue in the service of the Corporation or of any of its subsidiaries or to interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the service of any Non-Executive Director or Advisor at any time, with or without cause.

8.       NON-ALIENATION OF BENEFITS

         No right or benefit under the Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance, or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber, or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit.

9.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         The Stock Option Agreements evidencing Options may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to all outstanding Options and the Option prices thereof in the event of changes in the outstanding Common Stock of the Corporation by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation, or liquidation and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Director Plan and the number of shares subject to non-discretionary grants pursuant to Section 5 hereof shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

10.      TERMINATION AND AMENDMENT

         Unless the Director Plan shall theretofore have been terminated as hereinafter provided, the Director Plan shall terminate on June 1, 2007. The Board may at any time, but not more than once every six (6) months, except to comply with changes in the Internal Revenue Code, amend, alter, suspend, or terminate the Director Plan, provided, however, that the Board may not, without the requisite vote of the stockholders of the Corporation approving such action (i) increase (except as provided in Section 9 hereof) the maximum number of shares which may be issued under the Director Plan; (ii) extend the term of the Director Plan; (iii) increase the requirements as to eligibility for participation in the Director Plan; or (iv) increase the benefits accruing to participants under the Director Plan. No termination, modification, or amendment of the Director Plan or any outstanding Stock Option Agreement may, without the consent of the Non-Executive Director or Advisor to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such Option.

11.      EFFECTIVENESS OF THE PLAN

         The Director Plan shall become effective upon the requisite vote of the stockholders of the Corporation approving such action, and upon the approvals, if required, of any other public authorities. Any grant of Options under the Director Plan prior to such approval shall be expressly subject to the condition that the Director Plan shall have been so approved. Unless the Director Plan shall be so approved, the Director Plan and all Options theretofore made thereunder shall be and become null and void.

12.      GOVERNMENT AND OTHER REGULATIONS

         The obligation of the Corporation with respect to Options shall be subject to (i) all applicable laws, rules, and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933; and
(ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.      GOVERNING LAW

         The Director Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.



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